BALANCE SHEETS - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Current assets
Cash and cash equivalents	$ 17	$ 18
Bank deposits	1,932	1,891
Other receivables	20	0
Total assets	1,969	1,909
Current liabilities
Other payables and accrued expenses	166	168
Total liabilities	166	168
Shareholders' equity
Ordinary shares of NIS 1.0 par value (5,000,000 shares authorized as of December 31, 2023 and December 31, 2022; 2,780,707 shares issued and 1,255,640 shares outstanding as of December 31, 2023 and December 31, 2022)	790	790
Additional paid-in capital	158,111	158,111
Accumulated deficit	(145,060)	(145,122)
Treasury stock, at cost: 1,525,067 shares as of December 31, 2023 and December 31, 2022	(12,038)	(12,038)
Total shareholders' equity	1,803	1,741
Total liabilities and shareholders' equity	$ 1,969	$ 1,909